Inventory - Summary of Inventory (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Inventory, Net [Abstract]
Raw material	$ 853	$ 1,669
Work in process	77	79
Finished goods	9,447	4,805
Total inventory	$ 10,377	$ 6,553